UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

Global Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54684	26-4386951

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On October 3, 2012, Global Income Trust, Inc. (the “Company”) filed a Form 8-K disclosing our acquisition of two value retail centers located in the western German metropolitan areas of Worms and Gutersloh on September 27, 2012 from an unaffiliated third party.

The Form 8-K is hereby amended to include the required financial information.

(a)	Financial Statements of Real Estate Operations Acquired.

Worms and Gutersloh Properties:

Combined Statements of Revenues and Certain Expenses:

Report of Independent Certified Public Accountants

Combined Statements of Revenues and Certain Expenses for the Year Ended December 31, 2011 and the Six Months Ended June 30, 2012 (Unaudited)

Notes to Combined Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

Global Income Trust, Inc. and Subsidiaries:

Unaudited Pro Forma Condensed Consolidated Financial Statements:

Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2012

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in our offering and as a result, the limited number of investments made; our failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; our ability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; our ability to make necessary improvements to properties on a timely or cost-efficient basis; competition for properties and/or tenants; defaults or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting our properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; material adverse actions or omissions by any joint venture partners; consequences of our net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of our insurance coverage; the impact of outstanding and/or potential litigation; unknown liabilities of acquired properties or liabilities caused by property managers or operators; inaccuracies of our accounting estimates; risks associated with our tax structuring; failure to maintain our REIT qualification; and our ability to protect our intellectual property and the value of our brand. Given these uncertainties, we caution you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, and our registration statement on Form S-11 and the sticker supplements and amendments thereto, copies of which may be obtained from our Web site at http://www.incometrust.com.

We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 11, 2012	GLOBAL INCOME TRUST, INC.

	By:	/s/ Steven D. Shackelford
	Name:	Steven D. Shackelford
	Title:	Chief Financial Officer

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders of Global Income Trust, Inc.:

We have audited the accompanying combined statement of revenues and certain expenses (the “Statement”) of the Worms and Gutersloh Properties for the year ended December 31, 2011. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the registration statement on Form S-11 of Global Income Trust, Inc.), as described in Note 1 and is not intended to be a complete presentation of the Worms and Gutersloh Properties’ revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the Worms and Gutersloh Properties for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

December 11, 2012

WORMS AND GUTERSLOH PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)
Revenues:
Rental income	$999,306	$464,365
Tenant reimbursements	64,252	22,451

Total revenues	1,063,558	486,816

Certain expenses:
Property operating expenses	104,592	49,575
Property management fees	18,058	6,551
Asset management fees	41,470	19,313

Total certain expenses	164,120	75,439

Revenues in excess of certain expenses	$899,438	$411,377

The accompanying notes are an integral part of the combined statements of revenues and certain expenses.

F – 3

WORMS AND GUTERSLOH PROPERTIES

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2011 AND SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

1.	Organization and Basis of Presentation

The accompanying combined statements of revenues and certain expenses (the “Statements”) relate to two value retail centers (the “Worms and Gutersloh Properties”) located in western Germany and are leased to established international and national value retail brand name tenants. The Worms and Gutersloh Properties have approximately 41,944 square feet (unaudited) of leasable space and 19,375 (unaudited) square feet of leasable space, respectively. The Worms and Gutersloh Properties are currently 100% occupied.

On August 3, 2012, Global Income Trust, Inc. (the “Company”) entered into a purchase and sale agreement to acquire a portfolio of four neighborhood retail centers located in western Germany. On September 27, 2012, the Company, through a subsidiary formed for such purpose, closed on the acquisition of the Worms and Gutersloh Properties for 7.3 million euro ($9.7 million, based on an exchange rate of $1.334 per euro as of the date of closing). On August 3, 2012, in connection with the acquisition of the two Centers, the Company entered into a loan agreement (the “Loan Agreement”) with a German bank (“Lender”), providing for a senior secured loan (the “Senior Loan”) in the aggregate principal amount of approximately 8.7 million euros, with the Senior Loan to be drawn on to finance the acquisition of the four retail centers. The Senior Loan provided for specific amounts to be allocated to each loan. On September 27, 2012, 2.8 million euros and 1.8 million euros were drawn on the Senior Loan to finance the acquisition of the Worms and Gutersloh Properties, respectively, for an aggregate outstanding principal loan amount of 4.6 million euros ($6.1 million based on an exchange rate of $1.334 per euro) as of September 27, 2012. The remaining undrawn amount on the Senior Loan will be drawn to fund the remaining two acquisitions. As currently structured, if the Company does not close on the remaining two properties the repayment terms and interest rates will not be modified on the Worms and Gutersloh Properties.

The operating results of the Worms and Gutersloh Properties subsequent to September 27, 2012 have been included in the consolidated financial statements of the Company and its subsidiaries. Prior to September 27, 2012, the Worms and Gutersloh Properties were owned by REPCO 8 S.A. and REPCO 15 S.A. (the “Prior Owners”), respectively, each of which is a Luxembourg registered company and neither of which is affiliated with the Company or its affiliates. The Prior Owners were subject to common control and as such the properties revenues and certain expenses are being combined for presentation purposes.

The Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statements are not representative of the actual results of operations of the Worms and Gutersloh Properties due to the exclusion of certain revenues and expenses which may not be comparable to the proposed future operations of the Worms and Gutersloh Properties including depreciation and amortization expense, interest income and expense, amortization of above and below market leases, and other miscellaneous revenues and expenses not directly related to the proposed future operations of the Worms and Gutersloh Properties.

The interim statement of revenues and certain expenses for the six months ended June 30, 2012 is unaudited. In the opinion of management, the unaudited interim information for the six months ended June 30, 2012 includes all adjustments necessary to present fairly the revenues and certain expenses for such period.

The functional currency of the Worms and Gutersloh Properties is the euro. For the purposes of the combined statements of revenues and certain expenses and the related notes, the Company has translated the euro amounts to U.S. dollars, the functional currency of the Company using the translation rates in effect during the periods presented. Revenues and expenses are translated using the average exchange rates during the period presented and assets and liabilities are translated using the exchange rate in effect at the balance sheet date.

F – 4

WORMS AND GUTERSLOH PROPERTIES

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2011 AND SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

2.	Significant Accounting Policies

Revenue Recognition - The leases are accounted for using the operating method whereby rental revenue is recognized on a straight-line basis over the term of the lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. Tenant reimbursements represent reimbursement of common area maintenance expenses, as defined in the lease agreements, and are recognized in the period in which the related expenses are incurred.

Use of Estimates - Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3.	Description of Leasing Arrangement

The Worms and Gutersloh Properties are 100% leased to seven established international and national value retail brand name tenants. The Worms and Gutersloh Properties have approximately 41,944 square feet (unaudited) of leasable space and 19,375 square feet (unaudited) of leasable space, respectively. The leases have terms expiring between 2016 and 2022, subject to the tenants’ options to extend the lease periods ranging from two to five years. The tenants are also responsible under the lease agreements for reimbursing the landlord for certain utilities and repairs and maintenance expenses.

The following is a schedule of future minimum lease payments to be received for each of the next five years and thereafter, in the aggregate, under the non-cancelable operating lease as of December 31, 2011:

2012	$931,333

2013	931,333

2014	931,333

2015	931,333

2016	901,149

Thereafter	2,446,292

$7,072,773

4.	Related Party Transaction

Asset management services for the Worms and Gutersloh Properties prior to September 27, 2012 were performed by an affiliate of the Prior Owner. In connection therewith, the Worms and Gutersloh Properties incurred asset management fees of approximately $41,500 and $19,300 for the year ended December 31, 2011 and the six months ended June 30, 2012 (unaudited), respectively, representing approximately 4% of base rent from the tenant.

5.	Subsequent Events

Management has evaluated the events and transactions that have occurred through December 11, 2012, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

F – 5

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet of Global Income Trust, Inc. and its subsidiaries (collectively, the “Company”) is presented as if the acquisitions of the Samsonite Property described in Note 2 had occurred on September 30, 2012. The Worms and Gutersloh Properties described in Note 2 are excluded from the unaudited pro forma consolidated balance sheet since the acquisitions occurred prior to September 30, 2012 and are included in the historical balance sheet of the Company as of that date.

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are presented for the nine months ended September 30, 2012 and for the year ended December 31, 2011 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions described in Note 2 as if they had all occurred on January 1, 2011.

This pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial position, cash flows or results of operations if the transaction reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-K for the year ended December 31, 2011 and the Company’s financial statements as filed on Form 10-Q for the quarter and nine months ended September 30, 2012.

F – 6

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2012

	Global Income Trust, Inc. Historical	Pro Forma Adjustments		Global Income Trust, Inc. Pro Forma

ASSETS

Real estate investments properties, net	$51,229,627	$31,254,500	(1)	$82,484,127
Cash and cash equivalents	17,044,487	(13,270,636)	(1)	2,492,680
		(413,494)	(2)
		(867,677)	(3)
Intangibles, net	13,722,553	11,137,000	(1)	24,859,553
Restricted cash	2,052,705	—		2,052,705
Other assets	1,281,148	(500,000)	(1)	889,648
		108,500	(1)
Loan costs, net	772,494	413,494	(2)	1,185,988

Total assets	$86,103,014	$27,861,687		$113,964,701

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgage notes payable	$45,021,432	$26,729,364	(1)	$71,750,796
Other liabilities	1,694,024	—		1,694,024
Accounts payable and accrued expenses	1,088,148	—		1,088,148
Credit facility	820,000	2,000,000	(1)	2,820,000
Due to related parties	700,199	—		700,199

Total liabilities	49,323,803	28,729,364		78,053,167

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share, authorized and unissued 200,000,000 shares	—	—		—
Common stock, $0.01 par value per share, 1,120,000,000 shares authorized; 5,784,883 and 4,649,878 shares issued and 5,730,590 and 4,649,878 shares outstanding	57,306	—		57,306
Capital in excess of par value	48,689,272	—		48,689,272
Accumulated distributions	(3,418,950)	—		(3,418,950)
Accumulated deficit	(8,459,313)	(867,677)	(3)	(9,326,990)
Accumulated other comprehensive losses	(89,104)	—		(89,104)

Total stockholders’ equity	36,779,211	(867,677)		35,911,534

Total liabilities and stockholders’ equity	$86,103,014	$27,861,687		$113,964,701

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

F – 7

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

	Global Income Trust, Inc. Historical	Samsonite Property Historical (1)	Worms and Gutersloh Properties Historical (2)	Pro Forma Adjustments		Global Income Trust, Inc. Pro Forma

Revenues:
Rental income from operating leases	$5,009,802	$2,585,518	$688,938	$243,984	(a)	$8,406,187
				(122,055)	(d)
Tenant reimbursements	838,648	101,780	29,535	—		969,963

Total revenues	5,848,450	2,687,298	718,473	121,929		9,376,150

Expenses:
Property operating expenses	1,893,246	49,300	72,242	—		2,014,788
Acquisition fees and expenses	1,658,196	—	—	(970,650)	(b)	687,546
General and administrative	1,355,976	—	—	—		1,355,976
Asset management fees	433,165	—	28,632	360,547	(e)	822,344
Property management fees	170,176	52,480	12,525	23,725	(c)	258,906
Depreciation and amortization	2,773,700	—	—	1,818,770	(d)	4,592,470

Total expenses	8,284,459	101,780	113,399	1,232,392		9,732,030
Expense support	(632,877)	—	—	(158,150)	(g)	(791,027)

Net expenses	7,651,582	101,780	113,399	1,074,242		8,941,003

Operating income (loss)	(1,803,132)	2,585,518	605,074	(952,313)		435,147

Other income (expense):
Interest and other income	1,158	—	—	—		1,158
Interest expense and loan cost amortization	(2,254,817)	—	—	(1,455,123)	(f)	(3,709,940)

Total other income (expense)	(2,253,659)	—	—	(1,455,123)		(3,708,782)

Income (loss) before income taxes	(4,056,791)	2,585,518	605,074	(2,407,436)		(3,273,635)
Income tax benefit	161,906	—	—	(159,800)	(h)	2,106

Net income (loss)	$(3,894,885)	$2,585,518	$605,074	$(2,567,236)		$(3,271,529)

Net loss per share of common stock (basic and diluted)	$(0.86)					$(0.62)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 5(i))	4,511,324			790,732		5,302,062

(1)	Samsonite Property Historical amounts represent amounts as presented in the review of the Combined Statement of Revenue and Expenses for the nine months ended September 30, 2012 as previously filed.
(2)	Worms and Gutersloh Properties Historical amounts represents amounts as presented in the review of the Combined Statement of Revenue and Expenses for the six months ended June 30, 2012 and results for the period from July 1, 2012 through September 27, 2012.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

F – 8

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Global Income Trust, Inc. Historical	Samsonite Property Historical (1)	Worms and Gutersloh Properties Historical (1)	Pro Forma Adjustments		Global Income Trust, Inc. Pro Forma

Revenues:
Rental income from operating leases	$2,013,633	$3,447,358	$999,306	$325,312	(a)	$6,622,869
				(162,740)	(d)
Tenant reimbursements	454,468	134,157	64,252	—		652,877

Total revenues	2,468,101	3,581,515	1,063,558	162,572		7,275,746

Expenses:
Acquisition fees and expenses	1,598,828	—	—	—		1,598,828
General and administrative	1,271,805	—	—	—		1,271,805
Property operating expenses	913,849	64,849	104,592	—		1,083,290
Asset management fees	168,180	—	41,470	485,562	(e)	695,212
Property management fees	67,494	69,308	18,058	33,775	(c)	188,635
Depreciation and amortization	1,089,135	—	—	2,448,481	(d)	3,537,616

Total expenses	5,109,291	134,157	164,120	2,967,818		8,375,386

Operating income (loss)	(2,641,190)	3,447,358	899,438	(2,805,246)		(1,099,640)

Other income (expense):
Interest and other income	1,407	—	—	—		1,407
Interest expense and loan cost amortization	(995,694)	—	—	(1,991,495)	(f)	(2,987,189)

Total other income (expense)	(994,287)	—	—	(1,991,495)		(2,985,782)

Income (loss) before income taxes	(3,635,477)	3,477,358	899,438	(4,796,741)		(4,085,422)
Income tax benefit	—	—	—	(49,181)	(h)	(49,181)

Net income (loss)	$(3,635,477)	$3,447,358	$899,438	$(4,845,922)		$(4,134,603)

Net loss per share of common stock (basic and diluted)	$(2.08)					$(1.02)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 5(i))	1,744,849			2,323,988		4,068,837

(1)	Samsonite Property Historical and Worms and Gutersloh Properties Historical amounts represent amounts as presented in the audits of the Combined Statements of Revenues and Expenses for the year ended December 31, 2011, respectively.

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

F – 9

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet of Global Income Trust, Inc. and its subsidiaries (collectively, the “Company”) is presented as if the acquisition of the Samsonite Property described in Note 2 had occurred as of September 30, 2012. The Worms and Gutersloh Properties described in Note 2 are not adjusted for in the unaudited pro forma consolidated balance sheet since the acquisitions occurred prior to September 30, 2012 and are included in the historical balance sheet of the Company as of that date. In addition, the Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are presented for the nine months ended September 30, 2012 and the year ended December 31, 2011 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions described in Note 2, as if they had occurred on January 1, 2011. The amounts included in the historical columns represent the Company’s historical financial condition and operating results for the balance sheet date and the respective Pro Forma Period presented, respectively.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the Samsonite Property and the Worms and Gutersloh transactions reflected herein had occurred on January 1, 2011 or been in effect during the Pro Forma Periods. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results or conditions in the future. In addition, this pro forma consolidated financial information does not include pro forma adjustments for other properties acquired during or subsequent to the Pro Forma Period.

2.	Pro Forma Transactions

On October 12, 2012, the Company acquired a fee simple interest in a Class A industrial distribution facility with approximately 818,000 square feet located on approximately 53 acres of land in close proximity to the port in Jacksonville, Florida (“Samsonite Property”) for $42.5 million. The Company funded $13.8 million of the purchase price from proceeds of its public offering of shares of common stock (the “Offering”) of which $0.5 million was recorded as a deposit and included in Other assets as of September 30, 2012, $26.7 million through the assumption of the mortgage loan relating to the property as described below, and $2.0 million through a draw on the Company’s revolving credit facility. In connection with the acquisition, the Company incurred acquisition fees and expenses of approximately $0.9 million.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

2.	Pro Forma Transaction (continued)

The following summarizes the allocation of the purchase price for the Samsonite Property and the estimated fair values of the assets acquired and liabilities assumed:

Assets
Land and land improvements	$6,283,600
Building	24,545,300
Above market lease	1,166,300
In-place lease	9,970,700
Tenant improvements	425,600
Other	108,500
Liabilities
Mortgage debt assumed	(26,729,364)

Net assets acquired	$15,770,636

In connection with the acquisition of the Samsonite Property, the Company assumed the outstanding mortgage debt of the Prior Owner relating to the property of $26.7 million (the “Mortgage Loan”). The Mortgage Loan bears interest at the rate of 6.08% per annum and will mature on September 1, 2023. Principal and interest on the Mortgage Loan is payable monthly in equal monthly installments of $187,319, based on a 25-year amortization schedule until maturity at which time the remaining outstanding principal balance will be due and payable in full.

In connection with the Mortgage Loan, the Company incurred approximately $0.4 million in loan costs. These costs have been capitalized and are being amortized as interest expense over the term of the loan.

The Samsonite Property is 100% leased to Samsonite, LLC, a Delaware limited liability company, pursuant to a triple-net lease (the “Samsonite Lease”). The Samsonite Lease expires on February 28, 2018, and may be renewed at the option of the tenant for two additional terms of five years each. Pursuant to the terms on the lease, the tenant is responsible for the payment of base rent, payable monthly, of approximately $258,000 per month as of January 1, 2011, increasing to approximately $292,000 as of March 31, 2011, approximately $328,000 on March 1, 2014 and approximately $350,000 on March 1, 2017. The tenant is also responsible for reimbursing the landlord for common area maintenance expenses and property management fees.

In addition, in accordance with the lease, substantially all property expenses are required to be paid directly by the tenant, including real estate taxes which the tenant pays directly to the taxing authorities and property insurance. In the event the tenant failed to pay such taxes, the Company would be obligated to pay such amounts.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

2.	Pro Forma Transaction (continued)

The Samsonite Lease is accounted for as an operating lease; therefore, revenue is recognized as rentals are earned and expenses (including depreciation) are charged to operations as incurred. Scheduled rental payments are recognized on a straight-line basis over the lease term so as to produce constant periodic rent in accordance with GAAP. Tenant reimbursements represent reimbursement from the tenant for common area maintenance expenses and are recognized in the period in which the related expenses are incurred.

On August 3, 2012, the Company entered into a purchase and sale agreement to acquire a portfolio of four neighborhood retail centers located in western Germany. On September 27, 2012, the Company, through a subsidiary formed for such purpose, closed on the acquisition of the Worms and Gutersloh for 7.3 million euro ($9.7 million, based on an exchange rate of $1.334 per euro as of the date of closing). On August 3, 2012, in connection with the acquisition of the two Centers, the Company entered into a loan agreement (the “Loan Agreement”) with a German bank (“Lender”), providing for a senior secured loan (the “Senior Loan”) in the aggregate principal amount of approximately 8.7 million euros, with the Senior Loan to be drawn on to finance the acquisition of the four retail centers. On September 27, 2012, 2.8 million euros and 1.8 million euros were drawn on the Senior Loan to finance the acquisition of the Worms and Gutersloh Properties, respectively, for an aggregate outstanding principal loan amount of 4.6 million euros ($6.1 million based on an exchange rate of $1.334 per euro) as of September 27, 2012. The Company funded the remaining purchase price of approximately 2.7 million euro ($3.6 million based on an exchange rate of $1.334 per euro) from proceeds of its public offering of shares of common stock (the “Offering”). Interest on the current outstanding principal balance of the Senior Loan accrues at the fixed rate of 2.98% per annum for the Worms Property and 3.17% per annum for the Gutersloh Property. Interest on the Senior Loan is due and payable every six months in arrears, on January 15 and July 15 of each year.

In connection with the acquisition, the Company incurred acquisition fees and expenses of approximately $0.8 million.

The following summarizes the allocation of the purchase price for the Worms and Gutersloh Properties and the estimated fair values of the assets acquired and liabilities assumed:

Assets
Land	$2,188,979
Building	6,618,961
In-place lease	963,097

Net assets acquired	$9,771,037

The Worms and Gutersloh Properties leases are accounted for as operating leases; therefore, revenue is recognized as rentals are earned and expenses (including depreciation) are charged to operations as incurred. Scheduled rental payments are recognized on a straight-line basis over the lease term so as to produce constant periodic rent in accordance with GAAP. Tenant reimbursements represent reimbursement from the tenant for common area maintenance expenses, as defined in the lease agreements, and are recognized in the period in which the related expenses are incurred.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

3.	Related Party Transactions

Pursuant to the advisory agreement and the Company’s sub-advisory agreement, the Advisor or the Company’s sub-advisor receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisition of the Samsonite Property and the Worms and Gutersloh Properties, the Company incurred approximately $1.0 million in investment services fees payable to the Advisor. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the agreement) of the Company’s properties as of the end of the preceding month.

Pursuant to a master property management agreement, CNL Global Income Managers, LLC (the “Property Manager”) receives property management fees and oversight fees for the management of the Company’s properties. In connection therewith, the Company has agreed to pay the Property Manager fees equal to 2.2% of gross receipts of the Samsonite Property and 4.5% of the gross receipts on the Worms and Gutersloh Properties.

In March 2012, the Company’s board of directors approved an Expense Support and Conditional Reimbursement Agreement with its Advisor (the “Expense Support Agreement”) whereby, effective April 1, 2012, reimbursement of operating-related personnel expenses and asset management fees to the Advisor and its affiliates are deferred and subordinated until such time, if any, that (i) cumulative modified funds from operations (as defined in the Expense Support Agreement) for the period April 1, 2012 through the applicable determination date exceeds (ii) distributions declared to stockholders for the same period. Such reimbursements and payments are further subordinated to the Company’s total operating expenses being within the 2%/25% guideline limitations as such terms are defined in the advisory agreement. For purposes of the above subordinations, all or a portion of the deferred amounts may be paid only to the extent it does not cause the applicable performance measurement to not be met inclusive of the conditional reimbursement amount. The Expense Support Agreement is terminable by the Advisor, but not before March 31, 2013, and any deferrals are eligible for conditional reimbursement for a period of up to three years from the applicable determination date. Any amounts deferred that have not met the conditions of reimbursement within the time period established in the Expense Support Agreement will be permanently waived by the Advisor and the Company will have no obligation to pay such amounts.

4.	Adjustments to Pro Forma Consolidated Balance Sheet

The adjustments to the pro forma consolidated balance sheet represent adjustments needed to the Company’s historical results to present the Company’s financial condition as if the Samsonite Property was acquired on September 30, 2012.

(1)	Represents the acquisition of the Samsonite Property, including debt assumed and deposits applied, as described in Note 2.

(2)	Represents additional loan costs incurred in connection with the assumption of the Mortgage Loan described in Note 2.

(3)

Represents acquisition fees and acquisition expenses, as well as other expenses paid at closing, incurred subsequent to September 30, 2012, including the investment services fee payable to the Company’s Advisor in connection with the closing of the Samsonite Property as described in Note 2.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

5.	Adjustments to Pro Forma Consolidated Statements of Operations

The adjustments to the pro forma consolidated statements of operations represent adjustments needed to the Company’s historical results to present operating results as if the Samsonite Property and the Worms and Gutersloh properties were owned for the full Pro Forma Periods.

(a)	Represents rental income on a straight-line basis for the applicable Pro Forma Periods.

(b)

Represents the reversal of acquisition fees and expenses recognized during the nine months ended September 30, 2012 related to the October acquisition of the Samsonite Property and the September acquisition of the Worms and Gutersloh Properties that are nonrecurring charges directly related to the pro forma transaction. The pro forma adjustment does not include the reversal of acquisition fees and expenses related to any other acquisitions.

(c)

Represents property management fees due to the Property Manager in connection with the management of the Samsonite Property and the Worms and Gutersloh Properties as described in Note 3 for the applicable Pro Forma Periods.

(d)	Represents depreciation and amortization expense computed using the straight-line method over the estimated useful lives of the related assets for applicable Pro Forma Periods as follows:

	Estimated Useful Life	Pro Forma Adjustments
		Year Ended December 31, 2011	Nine Months Ended September 30, 2012

Land	Not applicable	$—	$—
Land improvements	15 years	74,087	55,565
Building	39 years	806,516	594,301
In-place lease	(1)	1,508,492	1,124,364
Tenant improvements	7.16 years	59,386	44,540

		$2,448,481	$1,818,770

Above market lease	7.16 years	$162,740	$122,055

Footnote

 (1) The estimated useful life of the in-place lease intangibles on the Samsonite Property is 7.16 years and on the Worms and Gutersloh Properties is 8.58 years.

Amortization expense related to above market leases is treated as a reduction to rental income for GAAP purposes. Other depreciation and amortization expense is treated as an expense in the pro forma statements of operations.

(e)	Represents asset management fees for the applicable Pro Forma Periods due to the Advisor in connection with the ownership of the Samsonite Property and the Worms and Gutersloh Properties as described in Note 3.

GLOBAL INCOME TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – CONTINUED

5.	Adjustments to Pro Forma Consolidated Statements of Operations (continued)

(f)	Represents interest expense and amortization of loan costs relating to the indebtedness as described in Note 2 for the applicable Pro Forma Periods as follows:

	Property	Pro Forma Adjustments
		Year Ended December 31, 2011	Nine Months Ended September 30, 2012

Interest expense and loan cost amortization	Samsonite Property	$1,784,654	$1,312,940
Interest expense and loan cost amortization	Worms and Gutersloh Properties	206,841	142,183

		$1,991,495	$1,455,123

(g)	Represents additional asset management fees deferred under the Expense Support Agreement as described in Note 3.

(h)	Represents the adjustment for income tax expense for the Worms and Gutersloh Properties at the effective tax rate for the operations located in Germany at 15.8%

(i)	As a result of the Samsonite Property and Worms and Gutersloh Properties being treated in the Pro Forma Consolidated Statements of Operations as operational since January 1, 2011, the Company assumed approximately 2,324,000 shares of common stock which were sold during 2012 in connection with its Offering, were available for the purchase of the Samsonite Property and the Worms and Gutersloh Properties and have been presented as outstanding as of January 1, 2011. Consequently, the weighted average number of shares outstanding for the Pro Forma Periods was adjusted to reflect this amount of shares being issued on January 1, 2011 instead of the actual dates issued during 2012, and were treated as outstanding for the full Pro Forma Period. Pro forma earnings per share were calculated based on the weighted average number of shares of common stock outstanding, as adjusted.